UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): May 4, 2007


                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                     814-00063                    13-2949462
(State or other jurisdiction   Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

                           Suite 602, China Life Tower
                        16 Chaowai Street, Chaoyang Dist.
                              Beijing, China 100020
                           --------------------------
                    (Address of principal executive offices)

                                86-10-85251616
                      -------------------------------------
              (Registrant's telephone number, including area code)

                      Suite 1612, Building A, Jinshan Tower
                               No. 8, Shanxi Road
                              Nanjing, China 210009
       -------------------------------------------------------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02: ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 30, 2007, the board of directors of the Company elected Ms. ZHANG Jian and Mr. DING Weihua as directors of the board of directors and elected Ms. ZHANG Jian to be the chairwoman of the board to replace Chris Peng Mao as the former chairman of the board. In addition, a current director elected on March 15, 2007, Mr. SHI Mingsheng was appointed by the board to be the Chief Operating Officer of the Company, taking over the operation management functions from Anlu Fan, the President and director of the Company.

Ms. ZHANG Jian was the General Manager of Suzhou Erye Pharmaceutical Company Limited ("Erye"), a subsidiary of the Company from 2003 till she was elected to be the Chairwoman and a director of the Company on April 30, 2007. Prior to being the General Manager for Erye, she served for more than 5 years as the deputy general manager of Suzhou Number 2 Pharmaceutical Company and more than a year as the deputy general manager of Suzhou Number 4 Pharmaceutical Company after working in various positions in charge of human resources and quality control there. Ms. Zhang graduated from Central Television University majoring in electronics and later graduated with a certificate in accounting from Suzhou Adult Education University and a graduate degree in finance and accounting from the School of Finance and Economics of Suzhou University. Ms. Zhang has extensive background and experience in the pharmaceuticals industry having worked in various managerial positions and various aspects of the industry.
She is an expert in managing a growth company, having turned Erye into a successful operation after taking it over from the government with Mr. Shi Mingsheng and others. She is going to oversee the entire Company's strategic growth and operations.

Mr. DING Weihua was elected as a director of the board of directors of the Company on April 30, 2007. Mr. Ding is a veteran in the pharmaceuticals industry having worked in the filed for more than thirty three years. Mr. Ding worked nine years as a Deputy General Manager and Manager in sales and marketing at Erye. Prior to his positions in Erye, he worked six years in business planning at Jiangsu Nantong Qinfen Pharmaceutical Company. Later he worked sixteen years at Suzhou Number 2 Pharmaceutical Company in sales before he was promoted to the position of Manger of Sales and Deputy General Manager.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                China Biopharmaceuticals Holdings, Inc.

                                By:  /s/ Chris Peng Mao
                                -----------------------------
                                Name:  Chris Peng Mao
                                Title: Chief Executive Officer

Dated:  May 4, 2007



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